UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2011

TBS INTERNATIONAL PLC

(Exact name of Registrant as Specified in its Charter)

Ireland	001-34599	98-0646151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block A1 EastPoint Business Park

Fairview, Dublin 3, Ireland

(Address of principal executive offices)

353(0) 1 2400 222

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 7, 2011, TBS International plc (the “Company”) announced that, with the agreement of the requisite lenders under its various financing facilities, it is not making the principal payments due on such financing facilities for the period from September 30, 2011 through December 15, 2011.  On September 7, 2011, the Company and certain of its subsidiaries entered into forbearance agreements (the “Forbearance Agreements”) with its lender groups providing that the lenders under its financing facilities will forbear during this period from exercising any of their rights and remedies which may arise as a result of the Company’s nonpayment of principal when due or noncompliance with its minimum cash covenants, minimum interest coverage ratio covenants, leverage ratio covenants and loan-to-value covenants under its financing facilities.  The Forbearance Agreements are attached hereto as Exhibits 10.1 through 10.9, are incorporated herein by reference and are as follows:

•                  Forbearance Agreement and Waiver with respect to the Second Amended and Restated Credit Agreement, dated as of January 27, 2011, as amended (the “Bank of America Credit Agreement”), by and among Albemarle Maritime Corp., Arden Maritime Corp., Avon Maritime Corp., Birnam Maritime Corp., Bristol Maritime Corp., Chester Shipping Corp., Cumberland Navigation Corp., Darby Navigation Corp., Dover Maritime Corp., Elrod Shipping Corp., Exeter Shipping Corp., Frankfort Maritime Corp., Glenwood Maritime Corp., Hansen Shipping Corp., Hartley Navigation Corp., Henley Maritime Corp., Hudson Maritime Corp., Jessup Maritime Corp., Montrose Maritime Corp., Oldcastle Shipping Corp., Quentin Navigation Corp., Rector Shipping Corp., Remsen Navigation Corp., Sheffield Maritime Corp., Sherman Maritime Corp., Sterling Shipping Corp., Stratford Shipping Corp., Vedado Maritime Corp., Vernon Maritime Corp. Windsor Maritime Corp., TBS International plc, TBS International Limited, TBS Shipping Services Inc., Bank of America, N.A., Citibank, N.A., DVB Bank SE, TD Bank, N.A., Keybank National Association, Capital One Leverage Finance Corp., BBVA Compass Bank (as successor in interest to Guaranty Bank), Merrill Lynch Commercial Finance Corp., Webster Bank National Association, Comerica Bank and Tristate Capital Bank.

•                  Forbearance Agreement and Waiver with respect to Amended and Restated Loan Agreement dated as of January 27, 2011 (as amended) among Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., Sunswyck Maritime Corp., The Royal Bank of Scotland plc., Citibank, N.A., Landesbank Hessen-Thüringen Girozentrale, Norddeutsche Landesbank Girozentrale, Santander UK PLC, and Bank of America, N.A.

•                  Forbearance Agreement and Waiver with respect to the Loan Agreement dated as of January 16, 2008 (as amended) among, inter alia, Bedford Maritime Corp., Brighton Maritime Corp., Hari Maritime Corp., Prospect Navigation Corp., Hancock Navigation Corp., Columbus Maritime Corp. and Whitehall Marine Transport Corp., as Borrowers, the parties named therein as Guarantors, the banks and financial institutions named therein as Lenders, the banks and financial institutions named therein as Swap Banks, and DVB Group Merchant Bank (Asia) Ltd. as Facility Agent and Security Trustee.

•                  Forbearance Agreement and Waiver with respect to that certain Loan Agreement dated February 29, 2008 (as amended) by and among AIG Commercial Equipment Finance, Inc., Amoros Maritime Corp., Lancaster Maritime Corp., Chatham Maritime Corp. and the guarantors party thereto.

•                  Letter Agreement with respect to that certain Loan Agreement between Grainger Maritime Corp. and Joh. Berenberg, Gossler & Co. KG dated as of June 19, 2008 (as amended).

•                  Letter Agreement with respect to that certain Loan Agreement dated as of December 7, 2007 (as amended) made between (i) Claremont Shipping Corp. and Yorkshire Shipping Corp. as joint and several Borrowers and (ii) Credit Suisse AG as Lender and Swap Bank.

•                  Forbearance Agreement with respect to certain interest rate swap transactions entered into in connection with and pursuant to that certain Master Agreement (on the 2002 ISDA form as amended) dated as of June 30, 2005 (together with the Schedules thereto and the Confirmations thereunder, and as amended) among the Borrowers under the Bank of America Credit Agreement, TBS International Limited and Bank of America, N.A.

•                  Letter Agreement with respect to Bareboat Charter dated as of January 24, 2007 (as amended and supplemented) among Adirondack Shipping LLC, as Owner, Fairfax Shipping Corp., as Charterer, and the Guarantors named therein.

•                  Letter Agreement with respect to Bareboat Charter dated as of January 24, 2007 (as amended and supplemented) among Rushmore Shipping LLC, as Owner, Beekman Shipping Corp., as Charterer, and the Guarantors named therein.

Item 7.01.  Regulation FD.

TBS International plc issued a press release announcing the Forbearance Agreements.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1

Forbearance Agreement and Waiver with respect to the Second Amended and Restated Credit Agreement, dated as of January 27, 2011, as amended (the “Bank of America Credit Agreement”), by and among Albemarle Maritime Corp., Arden Maritime Corp., Avon Maritime Corp., Birnam Maritime Corp., Bristol Maritime Corp., Chester Shipping Corp., Cumberland Navigation Corp., Darby Navigation Corp., Dover Maritime Corp., Elrod Shipping Corp., Exeter Shipping Corp., Frankfort Maritime Corp., Glenwood Maritime Corp., Hansen Shipping Corp., Hartley Navigation Corp., Henley Maritime Corp., Hudson Maritime Corp., Jessup Maritime Corp., Montrose Maritime Corp., Oldcastle Shipping Corp., Quentin Navigation Corp., Rector Shipping Corp., Remsen Navigation Corp., Sheffield Maritime Corp., Sherman Maritime Corp., Sterling Shipping Corp., Stratford Shipping Corp., Vedado Maritime Corp., Vernon Maritime Corp. Windsor Maritime Corp., TBS International plc, TBS International Limited, TBS Shipping Services Inc., Bank of America, N.A., Citibank, N.A., DVB Bank SE, TD Bank, N.A., Keybank National Association, Capital One Leverage Finance Corp., BBVA Compass Bank (as successor in interest to Guaranty Bank), Merrill Lynch Commercial Finance Corp., Webster Bank National Association, Comerica Bank and Tristate Capital Bank.

10.2

Forbearance Agreement and Waiver with respect to Amended and Restated Loan Agreement dated as of January 27, 2011 (as amended) among Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., Sunswyck Maritime Corp., The Royal Bank of Scotland plc., Citibank, N.A., Landesbank Hessen-Thüringen Girozentrale, Norddeutsche Landesbank Girozentrale, Santander UK PLC, and Bank of America, N.A.

10.3

Forbearance Agreement and Waiver with respect to the Loan Agreement dated as of January 16, 2008 (as amended) among, inter alia, Bedford Maritime Corp., Brighton Maritime Corp., Hari Maritime Corp., Prospect Navigation Corp., Hancock Navigation Corp., Columbus Maritime Corp. and Whitehall Marine Transport Corp., as Borrowers, the parties named therein as Guarantors, the banks and financial institutions named therein as Lenders, the banks and financial institutions named therein as Swap Banks, and DVB Group Merchant Bank (Asia) Ltd. as Facility Agent

and Security Trustee.

10.4

Forbearance Agreement and Waiver with respect to that certain Loan Agreement dated February 29, 2008 (as amended) by and among AIG Commercial Equipment Finance, Inc., Amoros Maritime Corp., Lancaster Maritime Corp., Chatham Maritime Corp. and the guarantors party thereto.

10.5	Letter Agreement with respect to that certain Loan Agreement between Grainger Maritime Corp. and Joh. Berenberg, Gossler & Co. KG dated as of June 19, 2008 (as amended).

10.6

Letter Agreement with respect to that certain Loan Agreement dated as of December 7, 2007 (as amended) made between (i) Claremont Shipping Corp. and Yorkshire Shipping Corp. as joint and several Borrowers and (ii) Credit Suisse AG as Lender and Swap Bank.

10.7

Forbearance Agreement with respect to certain interest rate swap transactions entered into in connection with and pursuant to that certain Master Agreement (on the 2002 ISDA form as amended) dated as of June 30, 2005 (together with the Schedules thereto and the Confirmations thereunder, and as amended) among the Borrowers under the Bank of America Credit Agreement, TBS International Limited and Bank of America, N.A.

10.8

Letter Agreement with respect to Bareboat Charter dated as of January 24, 2007 (as amended and supplemented) among Adirondack Shipping LLC, as Owner, Fairfax Shipping Corp., as Charterer, and the Guarantors named therein.

10.9

Letter Agreement with respect to Bareboat Charter dated as of January 24, 2007 (as amended and supplemented) among Rushmore Shipping LLC, as Owner, Beekman Shipping Corp., as Charterer, and the Guarantors named therein.

99.1	Press Release, dated September 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL PLC

Date: September 8, 2011	By:	/s/ Ferdinand V. Lepere
		Name:	Ferdinand V. Lepere
		Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Forbearance Agreement and Waiver with respect to the Second Amended and Restated Credit Agreement, dated as of January 27, 2011, as amended (the “Bank of America Credit Agreement”), by and among Albemarle Maritime Corp., Arden Maritime Corp., Avon Maritime Corp., Birnam Maritime Corp., Bristol Maritime Corp., Chester Shipping Corp., Cumberland Navigation Corp., Darby Navigation Corp., Dover Maritime Corp., Elrod Shipping Corp., Exeter Shipping Corp., Frankfort Maritime Corp., Glenwood Maritime Corp., Hansen Shipping Corp., Hartley Navigation Corp., Henley Maritime Corp., Hudson Maritime Corp., Jessup Maritime Corp., Montrose Maritime Corp., Oldcastle Shipping Corp., Quentin Navigation Corp., Rector Shipping Corp., Remsen Navigation Corp., Sheffield Maritime Corp., Sherman Maritime Corp., Sterling Shipping Corp., Stratford Shipping Corp., Vedado Maritime Corp., Vernon Maritime Corp. Windsor Maritime Corp., TBS International plc, TBS International Limited, TBS Shipping Services Inc., Bank of America, N.A., Citibank, N.A., DVB Bank SE, TD Bank, N.A., Keybank National Association, Capital One Leverage Finance Corp., BBVA Compass Bank (as successor in interest to Guaranty Bank), Merrill Lynch Commercial Finance Corp., Webster Bank National Association, Comerica Bank and Tristate Capital Bank.

10.2

Forbearance Agreement and Waiver with respect to Amended and Restated Loan Agreement dated as of January 27, 2011 (as amended) among Argyle Maritime Corp., Caton Maritime Corp., Dorchester Maritime Corp., Longwoods Maritime Corp., McHenry Maritime Corp., Sunswyck Maritime Corp., The Royal Bank of Scotland plc., Citibank, N.A., Landesbank Hessen-Thüringen Girozentrale, Norddeutsche Landesbank Girozentrale, Santander UK PLC, and Bank of America, N.A.

10.3

Forbearance Agreement and Waiver with respect to the Loan Agreement dated as of January 16, 2008 (as amended) among, inter alia, Bedford Maritime Corp., Brighton Maritime Corp., Hari Maritime Corp., Prospect Navigation Corp., Hancock Navigation Corp., Columbus Maritime Corp. and Whitehall Marine Transport Corp., as Borrowers, the parties named therein as Guarantors, the banks and financial institutions named therein as Lenders, the banks and financial institutions named therein as Swap Banks, and DVB Group Merchant Bank (Asia) Ltd. as Facility Agent and Security Trustee.

10.4

Forbearance Agreement and Waiver with respect to that certain Loan Agreement dated February 29, 2008 (as amended) by and among AIG Commercial Equipment Finance, Inc., Amoros Maritime Corp., Lancaster Maritime Corp., Chatham Maritime Corp. and the guarantors party thereto.

10.5	Letter Agreement with respect to that certain Loan Agreement between Grainger Maritime Corp. and Joh. Berenberg, Gossler & Co. KG dated as of June 19, 2008 (as amended).

10.6

Letter Agreement with respect to that certain Loan Agreement dated as of December 7, 2007 (as amended) made between (i) Claremont Shipping Corp. and Yorkshire Shipping Corp. as joint and several Borrowers and (ii) Credit Suisse AG as Lender and Swap Bank.

10.7	Forbearance Agreement with respect to certain interest rate swap transactions entered into in connection with and pursuant to that certain Master Agreement (on the 2002 ISDA form as amended) dated as of June 30, 2005 (together with the Schedules thereto and the Confirmations thereunder, and as amended) among the Borrowers under the Bank of America Credit Agreement, TBS International Limited and Bank of America, N.A.

10.8

Letter Agreement with respect to Bareboat Charter dated as of January 24, 2007 (as amended and supplemented) among Adirondack Shipping LLC, as Owner, Fairfax Shipping Corp., as Charterer, and the Guarantors named therein.

10.9

Letter Agreement with respect to Bareboat Charter dated as of January 24, 2007 (as amended and supplemented) among Rushmore Shipping LLC, as Owner, Beekman Shipping Corp., as Charterer, and the Guarantors named therein.

99.1	Press Release, dated September 7, 2011.